Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:
           2
Distribution Date:
   14-May-96
Payment Date:
   15-May-96
Collection Period Beginning:
   01-Apr-96
Collection Period Ending:
   30-Apr-96
Note and Certificate Accrual Beginning:
   15-Apr-96
Note and Certificate Accrual Ending:
   15-May-96

BOND SUMMARY:
Beginning Class A Note Security Balance
$623,105,000.00
Beginning Class B Note Security Balance
$136,244,640.00
Beginning Certificate Security Balance
$25,455,360.00
Beginning Overcollateralization Amount
$40,075,000.00
Beginning Class A Adjusted Balance
$623,105,000.00
Beginning Class B Adjusted Balance
$136,244,640.00
Beginning Certficate  Adjusted Balance
$25,455,360.00
Beginning Overcollateralization Amount
$40,075,000.00
Ending Class A Note Security Balance
$608,085,310.00
Ending Class B Note Security Balance
$136,244,640.00
Ending Certificate Security Balance
$25,455,360.00
Ending Overcollateralization Amount
$40,246,850.00
Ending Class A Adjusted Balance
$608,085,310.00
Ending Class B Adjusted Balance
$136,244,640.00
Ending Certficate  Adjusted Balance
$25,455,360.00
Ending Overcollateralization Amount
$40,246,850.00
Class A Note Rate Capped at 13%
    5.720000%
Class B Note Rate Capped at 15%
    6.100000%
Certificate Rate Capped at 16%
    6.500000%
Class A Interest Due
$2,970,133.83
Class B Interest Due
 $692,576.92
Certificate Yield  Due
 $137,883.20
Class A Interest Paid
$2,970,133.83
Class B Interest Paid
 $692,576.92
Class C Yield Paid
 $137,883.20
Class A Unpaid Interest
       $0.00
Class B Unpaid Interest
       $0.00
Class C Unpaid Yield
       $0.00
Class A Principal Paid
$15,019,690.00
Class B Principal Paid
       $0.00
Class C Principal Paid
       $0.00
OC Principal Paid
       $0.00
Beginning Class A Net Charge-Off
       $0.00
Beginning Class B Net Charge-Off
       $0.00
Beginning Certificate Net Charge-Off
       $0.00
Beginning OC Net Charge-Off
       $0.00
Reversals Allocated to Class A
       $0.00
Reversals Allocated to Class B
       $0.00
Reversals Allocated to Certificates
       $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
 $171,850.00
 Total Charge-Offs:
       $0.00
Charge-Offs Allocated to Class A
       $0.00
Charge-Offs Allocated to Class B
       $0.00
Charge-Offs Allocated to Certificates
       $0.00
Charge-Offs Allocated to OC
       $0.00
Ending Class A Net Charge-Off
       $0.00
Ending Class B Net Charge-Off
       $0.00
Ending Certificate Net Charge-Off
       $0.00
Ending OC Net Charge-Off
       $0.00
Bond Balance Reconciliation    (should equal $0.00)
       $0.00

Certificate Balance/Participation Invested Amount (Beginning of
      3.0859%

Designated Certificate / Certificate Security (Balance Beginning
    1.003168%
Designated Certificate  - Beginning of Month
 $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3
       $0.00
Designated Certificate  - End of Month
 $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.0
   $1,383.20

Designated Certificateholder Accelerated Principal Payments - Be
 $175,000.00
Accelerated Principal Payment (Sec. 3.05 (v))
 $171,850.00
Payments to Holder of Designated Certificate in respect to Acc.
       $0.00
Designated Certificateholder Accelerated Principal Payments - En
 $346,850.00

Designated Certificateholder Holdback Amount (Beginning of Month
$39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amo
       $0.00
Designated Certificateholder Holdback Amount (End of Month)
$39,900,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragra
       $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
 $667,506.05